                                                                  EXHIBIT 10.2.1


                              FIRST AMENDMENT TO
                              ------------------
                               GOLF COURSE LEASE
                              ------------------

        THIS FIRST AMENDMENT TO GOLF COURSE LEASE (the "Amendment") is made this 31st day of March, 1994, between Marriott's Desert Springs Development Corporation, a Delaware corporation with offices at 1807 Crystal Lake Drive, P.O. Box 890, Lakeland, Florida 33802, as Landlord, and Desert Springs Marriott Limited Partnership, a Delaware limited partnership, with offices at 10400 Fernwood Road, Bethesda, Maryland 20058, as Tenant;


                                   RECITALS
        WHEREAS, the parties hereto previously entered into that certain unrecorded Golf Course Lease dated April 24, 1987 (the "Lease") as evidenced by that certain Memorandum of Lease dated April 23, 1987 and recorded on April 24, 1987 as Instrument No. 114104 of Official Records of Riverside County, California (the "Memorandum of Lease"); and
        WHEREAS, pursuant to Section 1.4 of the Lease, portions of the overall Leased Premises described at Rider A to the Lease were to be released, and that same property released from the leasehold mortgage, once the perimeter legal description of the Golf Course had been agreed upon and the Landlord had obtained all zoning and other governmental approvals relative to such release; and
        WHEREAS, Landlord by filing of record that certain Parcel Map No. 27563 dated April 4, 1994 recorded as Instrument No. 140824 in Book 183 at Pages 3 through 10 of the Official Records of Riverside County, California, which Parcel Map was also executed by the Tenant and the trustee under the deed of trust at the direction of the Agent who executed the attached Consent to this Amendment, has evidenced its obtaining of the aforedescribed zoning and other governmental approvals and has created an approved perimeter legal description for the Golf Course as Parcels 1 and 3 of the aforedescribed Parcel Map.

                                   AGREEMENT

        NOW THEREFORE, in consideration of the mutual premises contained herein and other good and valuable consideration, the parties hereto agree as follows:
        1. Except as otherwise modified herein, the terms and conditions of the Lease are in full force and effect and incorporated herein by reference as if fully set forth.
        2. Rider A to the Lease is deleted in its entirety and the attached new Rider A hereto is substituted in lieu thereof.
        3. Similarly, the legal description of the Leased Premises set forth at Exhibit A to the Memorandum of Lease is deleted in its entirety and in lieu thereof, the legal description set forth in the attached new Rider A to the Lease is substituted.
        IN WITNESS WHEREOF, the parties hereto have set their respective hands and seals on the dates hereinbelow listed.

                                     LANDLORD:

                                     MARRIOTT'S DESERT SPRINGS
                                     DEVELOPMENT CORPORATION,
                                     a Delaware Corporation

ATTEST: /s/ Joseph F. Scalo           BY: /s/ Robert A. Miller
        -----------------------           --------------------------
            Joseph F. Scalo                   Robert A. Miller
            Assistant Secretary               President

        (Corporate Seal)             DATE:  3-31-94
                                            ------------------------


                                     TENANT:

                                     DESERT SPRINGS MARRIOTT
                                     LIMITED PARTNERSHIP,
                                     a Delaware Limited Partnership

                                     BY: Marriott Desert Springs Corporation,
                                         a Delaware Corporation, General Partner


ATTEST: /s/ Christopher G. Townsend  BY:  /s/ Robert E. Parsons, Jr.
       ----------------------------      ---------------------------
            Christopher G. Townsend           Robert E. Parsons, Jr.
            Secretary                         President

            (Corporate Seal)         DATE:   3-24-94
                                             -----------------------

                                ACKNOWLEDGMENT

STATE OF FLORIDA        )
                        )SS
COUNTY OF POLK          )


        On March 31, 1994, before me, Catherine R. Maikisch, a Notary Public in and for said state, personally appeared Robert A. Miller and Joseph F. Scalo, personally known to me to be the persons whose names are subscribed to within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument, the persons, or entity upon behalf of which the persons acted, executed the instrument.

WITNESS MY HAND:

[     OFFICIAL NOTARY SEAL      ]               /s/ Catherine R. Maikisch
[     CATHERINE R. MAIKISCH     ]               ------------------------------
[ NOTARY PUBLIC STATE OF FLORIDA]               NOTARY PUBLIC STATE OF FLORIDA
[    COMMISSION NO. CC203986    ]               MY COMISSION EXPIRES: 5/27/96
[MY COMMISSION EXP. MAY 27, 1996]               COMMISSION NO.: CC203986

                                ACKNOWLEDGMENT

STATE OF MARYLAND       )
                        )SS
COUNTY OF MONTGOMERY    )


        I, the undersigned authority, a Notary Public in and for said State at Large, hereby certify that Robert E. Parsons, Jr. and Christopher G. Townsend, whose names as President and Secretary, respectively, of Marriott's Desert Springs Development Corporation, a Delaware corporation, general partner of Desert Springs Marriott Limited Partnership, a Delaware limited partnership, signed the foregoing instrument, and who are known to me, acknowledged before me on this day, that being informed of the contents of said instrument, they as such officers of such corporation, and with full authority, executed the same voluntarily for and as the act of said corporation acting in its capacity as general partner of said limited partnership as of the date of this acknowledgment.
        Given under my hand and official seal this the 24th day of March, 1994.

(SEAL)                                  /s/ Miriam A. Fox
                                        -------------------------------
                                        MIRIAM A. FOX
                                        NOTARY PUBLIC STATE OF MARYLAND
                                        MY COMMISSION EXPIRES: 10/1/96
                                                               --------

                                   RIDER A


                        DESCRIPTION OF LEASED PREMISES
                        ------------------------------


        All that certain tract or parcel of land located in the City of Palm Desert, County of Riverside, and State of California, together with all easements, rights of way and other appurtenances now or hereafter, during the term of the Golf Course Lease appertaining thereunto and more particularly described as follows:

        Parcels 1 and 3 as shown on that certain Parcel Map No. 27563 dated April 4, 1994 recorded as Instrument No. 140824 in Book 183 at Pages 3 through 10, in the Official Records of Riverside County, California.

                                    CONSENT
                                    -------

        The undersigned, acting as itself and acting as agent (the "Agent") for those certain parties described in (collectively referred to as the "Banks") and pursuant to the authority vested in it by that certain Assignment of Golf Course Lease dated July 26, 1989, recorded on July 27, 1989, as Instrument No. 250483 of Official Records of Riverside County, California, consents to the aforedescribed First Amendment to Golf Course Lease (the "First Amendment") to which this Consent is attached and hereby declares that the consent expressed hereunder shall be binding upon the Banks, including itself, and their respective successors and assigns.

        The undersigned further agrees on behalf of the Banks, including itself, that pursuant to Paragraph 9 of the aforedescribed Assignment of Golf Course Lease it shall cause Parcels 2 and 4 of the Parcel Map No. 27563 to be released and reconveyed to Landlord by forwarding an appropriate Request for Partial Reconveyance to Commonwealth Land Title Company, the trustee under the deed of trust referenced in the First Amendment.

                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        a national banking association, for
                                        itself and as Agent as aforesaid

                                        BY: /s/ Hugh Hallowell
                                            -------------------
                                            Its: Vice President
                                                ---------------

                                        DATE: 20 April, 1994
                                              -----------------

                               ACKNOWLEDGMENT
                               --------------


STATE OF ILLINOIS       )
                        )SS
COUNTY OF COOK          )


        I, Francine Beckert, a Notary Public in and for said county in the State aforesaid, DO HEREBY CERTIFY THAT Hugh Hallowell, personally known to me to be the Vice President of THE FIRST NATIONAL BANK OF CHICAGO, a national banking association, and personally known to me to be the person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and swore and acknowledged to me under oath that he signed such instrument and as Vice President of such association pursuant to authority given by said association and has read and executed and delivered said instrument as his free and voluntary act and as the free and voluntary act of said association for the purposes therein set forth.

        Given under my hand and official seal, this 20th day of April, 1994.

                                       ***********************************
/s/ Francine Beckert                   *           OFFICIAL SEAL         *
--------------------                   *          FRANCINE BECKERT       *
NOTARY PUBLIC                          * NOTARY PUBLIC STATE OF ILLINOIS *
                                       *    MY COMMISSION EXP: 7/16/96   *
MY COMMISSION EXPIRES: 7/16/96         ***********************************


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